                                                                    EXHIBIT 10.3

                                LEASE AGREEMENT

     1.   PARTIES.  This Lease, dated for reference purposes only, MARCH 4, 1997
          -------                                                  -------    --
is made by and between SMITH COVE PARTNERSHIP, a WASHINGTON GENERAL PARTNERSHIP
                       ----------------------    ------------------------------
(herein called "Landlord"),  and SEATTLE FILMWORKS, INC., A WASHINGTON
                                 -------------------------------------
CORPORATION  (herein called "Tenant").
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     2.   PREMISES.  Landlord hereby leases to Tenant and Tenant leases from
          --------
Landlord for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of Seattle, County of King, State of Washington, commonly known as 38,617 square feet of office and
                                             ------
warehouse space located at 1240 AND 1250 16TH AVENUE WEST, SEATTLE, Washington
                           ------------------------------  -------
and described as see Legal Description attached as Exhibit "A". Said real property, including the land and all improvements thereon, is herein called the "Premises". A map showing the Premises outlined in red is attached hereto as Exhibit "B" and is by this reference made a part hereof.

     3.   TERM.
          ----

          3.1  TERM.  The term of this Lease shall be for FORTY-TWO (42) MONTHS
               ----                                       ---------------------
commencing on APRIL 1, 1997 and ending on SEPTEMBER 30, 2000 unless sooner
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terminated pursuant to any provisions hereof.

          3.2  DELAY IN COMMENCEMENT.  Notwithstanding said commencement date,
               ---------------------
if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant.
If the actual term commencement date be a date other than the scheduled term commencement date, all dates set forth in this Lease Agreement shall be adjusted accordingly. However, if Landlord shall not have delivered possession of the Premises within one hundred twenty (120) sixty (60) days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, AT ANY TIME THEREAFTER BUT PRIOR TO THE ACTUAL
                          ----------------------------------------------
DELIVERY OF POSSESSION, cancel this lease.  If either party cancels as herein
-----------------------
provided, Landlord shall return any money previously deposited by Tenant and the parties shall be discharged from all obligations hereunder. In no event, however, shall Tenant have the right to cancel this Lease because of any delay in delivering possession of the Premises as the result of (i) any act of God or the elements, (ii) shortage or unavailability of necessary materials, supplies, or labor, (iii) shortage of or interruption in transportation or facilities,
(iv) regulations or restrictions, or (v) any other cause beyond Landlord's reasonable control unless such delay exceeds one year from said commencement date, then either party may cancel on written notice to the other prior to delivery of possession.

          3.3  EARLY POSSESSION.  In the event that Landlord shall permit Tenant
               ----------------
to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all of the provisions of this Lease. Said early possession shall not advance the termination date of this Lease.

          3.4  DELIVERY OF POSSESSION.  Tenant shall be deemed to have taken
               ----------------------
possession of the Premises when any of the following occur: (a) a Certificate of Occupancy is granted by the proper governmental agency, or (b) upon issuance of a Certificate by Landlord's architect or contractor stating that the Premises are ready for occupancy. BOTH THE 1240 AND 1250 BUILDINGS ARE VACATED BY PORT
                         -----------------------------------------------------
CHATHAM PACKING COMPANY.
-------------------------

     4.   RENT.  Tenant shall, without notice or demand, pay to Landlord as rent
          ----
for the Premises equal monthly installments of EIGHTEEN THOUSAND SEVEN HUNDRED
                                               -------------------------------
SIXTY-SIX AND NO/100 Dollars ($18,766.00) in advance, on the first day of each
--------------------           ---------
month of the term hereof. Tenant shall pay Landlord upon execution hereof the sum of EIGHTEEN THOUSAND SEVEN HUNDRED SIXTY-SIX AND NO/100 Dollars
       ----------------------------------------------------
($18,766.00), AS RENT FOR THE FIRST MONTH OF THE TERM, As of the commencement
----------- ------------------------------------------
date, Tenant shall not be obligated as to rental payments for a period of ________________________. Tenant shall continue to be obligated for all other
charges and expenses specified within this Lease Agreement.   Rent for any
period during the term hereof which is for less than one (1) month shall be a pro rata portion of the monthly installment. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America to Landlord at the address stated herein or to such other persons or at such places as Landlord may designate in writing.

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

     5.   SECURITY DEPOSIT.  Tenant shall deposit with Landlord upon execution
          ----------------
hereof the sum of EIGHTEEN THOUSAND SEVEN HUNDRED SIXTY-SIX AND NO/100 Dollars
                  ----------------------------------------------------
($18,766.00)  as security for Tenant's faithful performance of Tenant's
  ---------
obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby.
If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated, and Tenant's failure to do so shall be a breach of this Lease and Landlord may at its option terminate this Lease. Landlord shall not be required to keep said deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as has not theretofore been applied to Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within fifteen (15) days after the expiration of the term hereof, or after Tenant has vacated the Premises, whichever is later.

     6.   USE.
          ---

          6.1  USE.  The Premises shall be used and occupied only for office,
               ---
light manufacturing, and storage of Tenant's products, and all other uses incidental thereto and for no other purpose without prior written consent of Landlord, which consent may be withheld or conditioned as Landlord may deem appropriate within the exercise of its sole REASONABLE discretion.
                                            ----------

          6.2  COMPLIANCE WITH LAW.  Tenant shall, at Tenant's expense, comply
               -------------------
promptly with all laws, rules, orders, ordinances, directions, regulations, and requirements of federal, state, county and municipal authorities, including without limitation, those relating to persons with disabilities (ADA) now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the use, occupation or alteration of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or, if there shall be more than one tenant of the building containing the Premises, which shall tend to unreasonably disturb such other tenants.

          6.3  CONDITION OF PREMISES.  Tenant hereby accepts the Premises in
               ---------------------
their condition existing as of the date of the possession hereunder, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. LANDLORD REPRESENTS AND WARRANTS, AS OF THE DATE OF THE
                  -------------------------------------------------------
EXECUTION OF THIS LEASE AND AS OF THE COMMENCEMENT DATE TENANT ACCEPTS
----------------------------------------------------------------------
POSSESSION OF THE PREMISES, THAT, TO THE BEST OF LANDLORD'S ACTUAL KNOWLEDGE,
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(I) THE PREMISES MEET THE REQUIREMENTS OF ALL APPLICABLE FEDERAL, STATE AND
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LOCAL LAWS AND REGULATIONS EXCEPT COMPLIANCE WITH AND REQUIREMENTS OF THE
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AMERICANS WITH DISABILITIES ACT; AND (II) ALL SYSTEMS AND EQUIPMENT LOCATED IN
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OR UPON THE PREMISES, INCLUDING, WITHOUT LIMITATION, ALARM, PLUMBING, HEATING,
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AIR CONDITIONING, VENTILATION, ELECTRICAL AND LIGHTING FACILITIES AND EQUIPMENT,
--------------------------------------------------------------------------------
ARE IN GOOD WORKING ORDER, CONDITION AND REPAIR AND MEET THE REQUIREMENT OF ALL
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APPLICABLE FEDERAL, STATE, AND LOCAL LAWS AND REGULATIONS.  Tenant acknowledges
----------------------------------------------------------
that neither Landlord nor Landlord's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

          6.4  INSURANCE CANCELLATION.  Notwithstanding the provisions of
               ----------------------
Article 6.1 hereinabove, no use shall be made or permitted to be made of the Premises nor acts done which will cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, and if Tenant's use of the Premises causes an increase in said insurance rates, Tenant shall pay any such increase.

     7.   MAINTENANCE, REPAIRS AND ALTERATIONS.
          ------------------------------------

          7.1  LANDLORD'S OBLIGATIONS.  Subject to the provisions of Article 9,
               ----------------------
and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees, Landlord, at Landlord's expense, shall keep in good order, condition and repair the foundations and exterior walls of the Premises. Landlord shall not however, be obligated to paint such exterior, nor shall Landlord be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Landlord shall have no obligations to make repairs under this Article 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. IF LANDLORD FAILS TO
                                                       --------------------
COMMENCE SUCH REPAIRS OR MUTUALLY AGREE TO A PLAN OF ACTION WITHIN THIRTY (30)
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DAYS OF RECEIPT OF SUCH NOTICE OR FAILS TO PROSECUTE SUCH REPAIRS TO COMPLETION
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WITH REASONABLE DILIGENCE, TENANT MAY MAKE ANY SUCH REPAIRS, AT LANDLORD'S
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EXPENSE, AND TENANT MAY DEDUCT ANY COSTS AND EXPENSES ASSOCIATED WITH SUCH
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REPAIR FROM THE NEXT MONTHLY RENTAL PAYMENTS DUE TO LANDLORD UNTIL ALL SUCH
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COSTS AND EXPENSES ARE REIMBURSED TO TENANT.
-------------------------------------------

          7.2  TENANT'S OBLIGATIONS.  Subject to the provisions of Article 7.1
               --------------------
and Article 9. Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged portion of the Premises or the means of repairing the same are accessible to Tenant) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment, fixtures, interior walls, ceilings, roof, windows, doors, plate glass, and skylights, tenant identification signs and fences surrounding the Premises including but not limited to damage due to break-ins, theft or vandalism. If the Premises include a fire sprinkler system Tenant shall be responsible for all repairs and maintenance including performing an annual inspection of said system and providing Landlord with a copy of the inspection report. If the system is monitored by a central monitoring station Tenant shall be responsible for all costs. During the term of this Lease. Tenant shall contract for preventative maintenance and a minimum of four (4) filter changes per year on the heating, ventilating and air conditioning (HVAC) systems. Annually Tenant shall provide Landlord with evidence that a maintenance contract exists. Tenant shall be directly responsible for any repairs to the HVAC System serving the Premises. Tenant is responsible for maintenance (including periodic cleaning) of the catch basins serving the parking lot areas. Tenant shall reimburse Landlord for all damage done to the Premises, normal wear and tear excepted, occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees, or employees, including, but not limited to, cracking or breaking of glass.

          7.3  SURRENDER.  On the last day of the term hereof, or on any sooner
               ---------
termination, Tenant shall surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by its use thereof, or by the removal of Tenant's trade fixtures, signs, furnishings and equipment pursuant to Article 7.5, which repair shall include the patching and filling of holes and repair of structural damage.

          7.4  LANDLORD'S RIGHTS.  If Tenant fails to perform Tenant's
               -----------------
obligations under this Article 7, Landlord may, at its option (but shall not be required to) enter upon the Premises, after ten (10) days prior written notice to Tenant or with no prior written notice if an emergency, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of sixteen percent (16%) per annum, shall become due and payable as additional rent to Landlord together with Tenant's next rental installment.

          7.5  ALTERATIONS AND ADDITIONS.
               -------------------------

          (a)  LANDLORD ACKNOWLEDGES TENANT INTENDS TO MAKE SUBSTANTIAL
               --------------------------------------------------------
ALTERNATIONS TO THE PREMISES.  NEVERTHELESS,  Tenant shall not, without
---------------------------------------------
Landlord's prior written consent, make any alterations, improvements, or additions in, on, or about the Premises, except for non structural alterations not exceeding TWENTY FIVE One Thousand Dollars ($25,000) ($1,000) in cost. As a
              -----------                      ---------
condition to giving such consent, Landlord may require that Tenant remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the Premises to their prior condition.

          (b) Before commencing any work relating to alterations, additions and improvements affecting the Premises (none of which are required or requested by Landlord, nor any obligation of Tenant under this Lease), Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises and Landlord from mechanic's liens, materialmen's liens, or any other liens. In any event, Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant or for use in the Premises. Tenant shall not permit any mechanic's or materialmen's liens to be levied against the Premises for any labor or material furnished to Tenant or claimed to have been furnished to Tenant or

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

to Tenant's agents or contractors in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction of Tenant.

          (c) Unless Landlord requires their removal, as set forth in Article 7.5(a), all alterations, improvements, or additions which may be made on the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 7.5(c), Tenant's machinery, equipment and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Article 7.3.

TENANT MAY HOWEVER, REMOVE ANY MACHINERY, EQUIPMENT OR TRADE FIXTURES PROVIDED
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THE PREMISES ARE RESTORED TO BUILDING STANDARDS.
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     8.   INSURANCE INDEMNITY.
          -------------------

          8.1  INSURING PARTY.  As used in this Article 8, the term "insuring
               --------------
party" shall mean the party who has the obligation to obtain the insurance required hereunder. The insuring party in this case shall be the Landlord. Tenant shall reimburse Landlord for the cost of the insurance, as additional rent, upon fifteen (15) days advance written notice.

          8.2  LIABILITY INSURANCE.  Tenant shall obtain and keep in force
               -------------------
during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against all liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount of not less than One Million Dollars ($1,000,000) for injury or death of any person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Five Hundred Thousand Dollars ($500,000). The limits of said insurance shall not, however, limit the liability of Tenant hereunder. In the event that the Premises constitute a part of a larger property said insurance shall have a Landlord's Protective Liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant.

          8.3  PROPERTY INSURANCE.  The insuring party shall obtain and keep in
               ------------------
force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, or as required by any lender, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk) and sprinkler leakage as well as earthquake and flood. Said policy may include a deductible, the cost of said deductible shall be borne in accordance with Articles 7.1 and 7.2. In addition thereto, insuring party shall maintain (i) full coverage plate glass insurance on the Premises, and (ii) INSURANCE OF air conditioning equipment, and
                                    -------------
other pressure vessels systems located in, on, or about the Premises with limits of not less than One Hundred Thousand Dollars ($100,000) per occurrence and (ii) rent loss insurance in favor of Landlord insuring Landlord against any loss of rental from damage or destruction of the premises for a period of least twelve
(12) months from the date of such damage or destruction. Said insurance shall provide for payment for loss thereunder to Landlord or to the holder of a first mortgage or deed of trust on the Premises. If the insuring party shall fail to procure and maintain said insurance, the other party may, but shall not be required to, procure and maintain the same, but at the expense of the Tenant.

          8.4  INSURANCE POLICIES.  Insurance required hereunder shall be in
               ------------------
companies rated A1, AAA or better in "Best Insurance Guide". The insuring party shall deliver prior to possession, to the other party, copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No such policy shall be cancelable or subject to reduction of coverage or other modification except after ten (10) days prior written notice to Landlord. If Tenant is the insuring party, Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals thereof, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Article
8.3. Tenant shall forthwith, upon Landlord's demand, reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. If Landlord is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Landlord shall deliver to Tenant a written statement setting forth the amount of any such cost increase and showing in reasonable detail the manner in which it has been computed.

          8.5  WAIVER OF SUBROGATION.  Tenant and Landlord each waive any and
               ---------------------
all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage provided that this waiver of subrogation shall not in any manner absolve Tenant of its obligations to make repairs pursuant to
Article 7.2 or its obligation to indemnify Landlord pursuant to Article 8.6. Tenant and Landlord shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

          8.6  HOLD HARMLESS.  Tenant shall indemnify, defend and hold Landlord
               -------------
harmless from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work or things which may be permitted or suffered by Tenant in or about the Premises and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the provisions of this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees and from any and all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or action or proceeding brought thereon. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where said damage arises out of negligence of Landlord.

          8.7  EXEMPTION OF LANDLORD FROM LIABILITY.  Tenant hereby agrees that
               ------------------------------------
Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or from damage to the goods, wares, merchandise or other property of Tenant, or about the Premises, nor, unless through its negligence, shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, contractors and invitees, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Landlord or Tenant. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

     9.   DAMAGE OR DESTRUCTION.  Partial damage is defined as not greater than
          ---------------------
forty percent (40%) of the total rentable square feet improved building area within the Tenant space.

          9.1  PARTIAL DAMAGE - INSURED.  Subject to the provisions of Article
               ------------------------
7.1, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Article 8.3, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect.

          9.2  DAMAGE - UNINSURED.  In the event the Premises may be damaged or
               ------------------
destroyed by a casualty which is not covered by fire and extended coverage insurance carried by Landlord, the Landlord shall restore same, provided that if the damage or destruction is to an extent greater than ten FIFTEEN percent (10%)
                                                           -------
(15%) of the then replacement cost of improvements on the Premises (exclusive of
-----
Tenant's trade fixtures and equipment and exclusive of foundations) then Landlord may elect not to restore and to terminate this Lease. Landlord must give Tenant written notice of its election not to restore within thirty (30) days from the date Landlord received notice of such damage and, if not given, Landlord shall be deemed to have elected to restore and in such event shall repair any damage as soon as reasonably possible. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

          9.3  TOTAL DESTRUCTION.  If at any time during the term hereof the
               -----------------
Premises are totally destroyed to an extent greater than forty percent (40%) of rentable square feet from any cause whether or not covered by the insurance required to be maintained by the insuring party pursuant to Article 8.3 (including total destruction required by any authorized public authority), this Lease shall automatically terminate as of the date of such total destruction, unless Landlord elects to repair per Paragraph 9.1.

          9.4  DAMAGE NEAR END OF TERM.  If the Premises are partially destroyed
               -----------------------
or damaged during the last twelve (12) months of the term of this Lease, Landlord may, at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after Landlord receives notice of occurrence of such damage.

          9.5  ABATEMENT OF RENT.
               -----------------

          (a) If the Premises are partially destroyed or damaged and Landlord or Tenant repairs or restores them pursuant to the provisions of this Article 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's reasonable use of the Premises is substantially impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Article 9 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Article 9.5(a).

     10.  REAL PROPERTY TAXES.
          -------------------

          10.1 PAYMENT OF TAXES.  Tenant shall pay all real property taxes, as
               ----------------
additional rent, upon fifteen (15) days advance written notice, applicable to the Premises during the term of this Lease including reasonable costs for attorneys or tax experts secured by Landlord in seeking reduction of the taxes assessed on the Premises. If any such taxes shall cover any period of the time prior to or after expiration of the term hereof, Tenant's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect.

          10.2 DEFINITION OF "REAL PROPERTY TAXES".  As used herein, the term
               -----------------------------------
"real property tax" shall include any form of assessment, license fee, tax on rent, levy, penalty, or tax (other than INCOME inheritance or estate taxes)
                                        ------
imposed by any authority having the direct or indirect power to tax, including city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, and Tenant shall pay any and all charges and fees which may be imposed by the EPA or other similar governmental regulations or authorities.

          10.3 PERSONAL PROPERTY TAXES.
               -----------------------

          (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon leasehold improvements, fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.
Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

          (b) If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     11.  EXTERIOR PARKING AND LANDSCAPE AREAS.   During the term of this Lease,
          ------------------------------------
Tenant shall manage and maintain the exterior parking lot areas, sidewalks and landscape areas so that they are clean and free from accumulation of debris, filth, rubbish and garbage. Landscape maintenance shall include pruning, fertlization, maintenance of the irrigation system (if any) and/or watering, weeding and rebarking of the landscaped areas.

     12.    UTILITIES.  Tenant shall pay for all water, gas, heat, light, power,
            ---------
telephone and other utilities and services supplied to the Premises, together with any taxes thereon.

     13.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          13.1 LANDLORD'S CONSENT REQUIRED.  Tenant shall not voluntarily or by
               ---------------------------
operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent, which Landlord shall not unreasonably withhold. Any attempted assignment, transfer mortgage, encumbrance, or subletting without consent shall be void and shall constitute a breach of this Lease. Any transfer of Tenant's interest in this Lease or in the Premises from Tenant by merger, consolidation, or liquidation, or by any subsequent change in the ownership of thirty percent (30%) or more of the capital stock of Tenant or thirty percent (30%) or more partnership interest of Tenant shall be deemed a prohibited assignment within the meaning of this Article 13. Notwithstanding any provisions to the contrary contained in this Lease, this Lease may be assigned, or the Premises may be sublet, in whole or in part, without the consent of Landlord and without payment of any charge to Landlord in connection with such assignment or subletting to any corporation into or with which Tenant may be merged or consolidated or to any corporation or other entity which shall be an affiliate, subsidiary, parent or successor of Tenant, or of a corporation into or with which Tenant may be merged or consolidated. Under no circumstances shall a sale or transfer of a majority or more of the common stock of Tenant on any stock exchange be deemed an assignment pursuant to the terms and provisions of this Lease. Additionally, the public sale or transfer of the common stock of Tenant or Tenant's parent shall not constitute an assignment under this Lease,. AS TO ANY ASSIGNMENT OR SUBLEASE, the following conditions must be met: (a)
---------------------------------
Tenant shall not then be in default under this Lease beyond any applicable notice and cure periods; (b) the assignment or subletting shall in no manner relieve Tenant of ANY nay of the obligations undertaken by it under this Lease;
                  ---
(c) the assignee or subtenant shall assume in writing all the conditions, obligations and agreements contained in this Lease; (d) the assignment or subletting shall not be binding on Landlord until a fully executed copy of the document effecting such assignment or subletting and the assumption by the assignee or sublessee shall be delivered to Landlord; (e) the net worth of the succeeding entity immediately following such assignment shall not be less than the net worth of Tenant as of the date hereof; and (f) the Premises shall continue to be operated solely for the use specified herein. For purposes of this section "subsidiary" or "affiliate" of Tenant shall mean the following:
(a) An "affiliate" shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise; (b) a "subsidiary" shall mean any corporation not less than fifty percent (50%) of whose outstanding stock is, and which continues to be, owned directly or indirectly by Tenant. No option to extend, if any, may be assigned by Tenant and no subtenant shall have any right to exercise any such option.

          13.2 NO RELEASE OF TENANT.  Regardless of Landlord's consent, no
               --------------------
subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and to perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting, shall not be deemed consent to any subsequent assignment or subletting.

          13.3 ASSIGNMENT FEE.  In the event that Landlord shall consent to a
               --------------
sublease or assignment under Article 13.1, Tenant shall pay to Landlord reasonable fees not to exceed Five Hundred Dollars ($500) incurred in connection with giving such consent.

          All rent received by Tenant from its subtenants in excess of the rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, or any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord.

          13.4 ASSIGNMENT BY LANDLORD.  Landlord shall be permitted freely to
               ----------------------
assign all of its rights and obligations hereunder, and upon such assignment of its obligations, Landlord shall no longer be liable under this Lease. Tenant hereby agrees to attorn to any assignee of Landlord's interest hereunder, whether such assignment is voluntary or by operation of law.

          13.5 REASONABLE CONSENT.  In aid to the Landlord's determination
               ------------------
whether to consent to any assignment, transfer or subletting but without limiting reasons for which such consent may be withheld, Tenant, at Landlord's request, shall submit in writing to Landlord: (1) the name and legal composition of the proposed subtenant, assignee or transferees, and the nature of the transaction contemplated and purposes of it; (2) the nature of the proposed subtenant's business to be carried on in the Premises; (3) the terms and provisions of the proposed sublease, assignment or transfer; and (4) current financial statements of the subtenant or assignee and such other reasonable financial information as Landlord may request concerning the proposed transaction and the proposed subtenant, assignee or transferee without limiting the authority of the Landlord to withhold reasonably its consent, Landlord may require any assignee or subtenant to assume all of the obligations of the Tenant with respect to this Lease, but such assumption shall not release the Tenant.

     14.  DEFAULTS; REMEDIES.
          ------------------

          14.1 DEFAULTS.  The occurrence of any one or more of the following
               --------
events shall constitute a default and breach of this Lease by Tenant:

          (a) The vacation or abandonment of the Premises by Tenant for a period of thirty (30) days or more.

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Tenant of any general assignment, or general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises AND of Tenant's
                                                             ---
interest in this Lease, where such seizure is not discharged within thirty (30) days.

          14.2 REMEDIES IN DEFAULT.  In the event of any such default or breach
               -------------------
by Tenant, Landlord may, SUBJECT TO APPLICABLE LAW, at any time thereafter, with
                       -----------------------------
or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to: (i) the cost of recovering possession of the Premises; and (ii) expenses of reletting, including necessary renovation and alteration of the Premises; and (iii) reasonable attorney's fees, and any real estate commission actually paid applicable to the unexpired term of this Lease; and (iv) the worth at the time of award determined by the court having jurisdiction thereof, of the unpaid rent that had been earned at the time of termination of this Lease; and (v) any other amount, and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's default. In the event Tenant shall have abandoned the Premises, Landlord shall have the option of (1) retaking possession of the Premises, taking possession of all personal property remaining in the Premises and recovering from Tenant the amount specified in this Article 14.2(a) and 14.2(d), or (2) proceeding under Article 14.2(b). As used in this Paragraph, the term "the worth at the time of award" is to be computed by discounting the total rent payable by the amount of the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

          (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to all of Landlord's rights and remedies under this Lease including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.

          (d) Any rent or other charge that is not paid when due shall bear interest from the date due until paid at the rate of sixteen (16%) per annum; provided, however, that in no event shall such rate to be charged Tenant exceed the rate otherwise permitted by law.

          14.3 DEFAULT BY LANDLORD.  Landlord shall not be in default unless
               -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises, where name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that the nature of the Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performances within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

          14.4 LATE CHARGES.  Tenant hereby acknowledges that late payment by
               ------------
Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the term of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after said amount is due then Tenant shall pay to Landlord a late charge of ten percent (10%) of such overdue amount, per each monthly period, but not any interest thereon. ON THE FIRST TWO OCCASIONS OF A RENT DELINQUENCY, LANDLORD
                   ----------------------------------------------------------
WILL VERBALLY NOTIFY TENANT.  IN THE EVENT THAT TENANT ISSUES PAYMENT WITHIN
----------------------------------------------------------------------------
FIVE (5) DAYS FROM NOTIFICATION, LANDLORD AGREES TO WAIVE THE LATE CHARGE
-------------------------------------------------------------------------
ALLOWED IN THE LEASE.  THEREAFTER, LANDLORD SHALL BE ENTITLED TO ALL COLLECTION
-------------------------------------------------------------------------------
REMEDIES AND CHARGES PROVIDED FOR UNDER THE LEASE. In no event shall any late
---------------------------------------------------
charge be required in violation of any law. Further, the parties agree that a Twenty-Five Dollar ($25.00) charge shall be paid by Tenant to Landlord for any returned check.

          The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          14.5      CURE BY LANDLORD.  Landlord, at any time after Tenant
                    ----------------
commits a default, may cure the default at Tenant's cost. If Landlord at any time by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord at the time the sum is paid shall be due from Tenant to Landlord, and if paid at a later date shall bear interest at the rate of sixteen percent (16%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest shall be deemed additional rent hereunder.

     15.  CONDEMNATION.  If the Premises or any portion thereof are taken under
          ------------
the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession; whichever occurs first. If more than twenty-five percent (25%) of the floor area of any building on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after Landlord shall have notified Tenant of the taking, or, in the absence of such notice, then within twenty (20) days after the condemning authority shall have taken possession.

          If this Lease is not terminated by either Landlord or Tenant, then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rental shall be reduced in proportion to the floor area of the buildings taken within the Premises as bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated, then Landlord agrees, at Landlord's sole costs, as soon as reasonably possible, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for diminution of value of the leasehold or for the taking of the fees or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property.

     16.  GENERAL PROVISIONS.
          ------------------

          16.1 ESTOPPEL CERTIFICATE.
               --------------------

          (a) Tenant shall, at any time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any , which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Tenant's failure to deliver such statement within such time period shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are not uncured defaults in Landlord's performance, and (iii) not more than one (1) month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth. Tenant shall execute any estoppel certificate, subordination agreement, and/or attornment agreement submitted to Tenant by Landlord for purposes of said financing; provided however, that Tenant shall be allowed the quiet use and enjoyment of the Premises as long as Tenant is not in default under the terms of this Lease.

          16.2 LANDLORD'S INTEREST.  The term "Landlord" as used herein shall
               -------------------
mean only the owner or owners at the time in question of the fee title, vendee's interest under a real estate contract, or a tenant's interest in a ground lease of the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed

ACCRUING, provided that any funds in the hands of Landlord or the then grantor
--------
at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to aforesaid, be binding upon Landlord's successors and assigns, only during their respective periods of ownership.

          16.3 SEVERABILITY.  The invalidity of any provision of this Lease, as
               ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

          16.4 INTEREST ON PAST DUE OBLIGATIONS.  Except as expressly herein
               --------------------------------
provided, any amount due to Landlord not paid when due shall bear interest at sixteen percent (16%) per annum from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          16.5 TIME OF ESSENCE.  Time is of the essence.
               ---------------

          16.6 CAPTIONS.  Article and Paragraph captions are not a part hereof.
               --------

          16.7 INCORPORATION OF PRIOR AGREEMENT; AMENDMENTS.  This Lease
               --------------------------------------------
contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only, signed by the parties in interest at the time of modification.

          16.8 WAIVERS.  No waiver by Landlord of any provision hereof shall be
               -------
deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          16.9 RECORDING.  Tenant shall not record this Lease without Landlord's
               ---------
prior written consent, and such recordation shall, at the option of Landlord, constitute a noncurable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

          16.10  HOLDING OVER.  If Tenant remains in possession of the Premises
                 ------------
or any part thereof after the expiration of the term hereof without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of 150 125% of the last monthly rental plus all
                                       ---
other charges payable hereunder, and upon the terms hereof applicable to month to month tenancy.

          16.11  CUMULATIVE REMEDIES.  No remedy or election hereunder shall be
                 -------------------
deemed exclusive, but shall wherever possible, be cumulative with all other remedies at law or in equity.

          16.12  COVENANTS AND CONDITIONS.  Each provision of this Lease
                 ------------------------
performable by Tenant shall be deemed both a covenant and a condition.

          16.13  BINDING EFFECT; CHOICE OF LAW; PRORATION.  Subject to any
                 ----------------------------------------
provisions hereof restricting assignment or subletting by Tenant and subject to the provision of Article 13.2, this Lease shall bind the parties, their representatives, successors and assigns. This Lease shall be governed by the laws of the state where the Premises are located. All prorations shall be on the basis of a thirty (30) day month.

          16.14  SUBORDINATION.
                 -------------

          (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease, or the date of recording thereof.

          (b) Tenant agrees to execute and deliver any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) TWENTY (20) days after written demand, does hereby make,
                   -----------
constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so.

          16.15  ATTORNEYS' FEES.  If either party named herein brings an action
                 ---------------
to enforce the terms hereof or declare rights hereunder the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

          16.16  LANDLORD'S ACCESS.  Landlord and Landlord's agents shall have
                 -----------------
the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective tenants, purchasers or lenders, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Premises any ordinary "For Sale" or "For Lease" signs, and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "FOR LEASE" signs all without rebate or rent or
                                -----------
liability to Tenant.

          16.17  SIGNS.  Tenant shall not place any sign upon the Premises
                 -----
without Landlord's prior written consent, WHICH CONSENT SHALL NOT BE
                                        ----------------------------
UNREASONABLY WITHHELD. All signs installed by Tenant shall be removed upon
---------------------
termination of this Lease with the sign location restored to its former state.

          16.18  MERGER.  The voluntary or other surrender of this Lease by
                 ------
Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

          16.19  CORPORATE AUTHORITY.  If Tenant is a corporation, each
                 -------------------
individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the ARTICLES AND bylaws of
                                                        -------------
said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

          16.20  LANDLORD'S LIABILITY.  If Landlord is a joint venture or
                 --------------------
limited partnership, the liability of the partners of Landlord pursuant to this Lease shall be limited to assets of the partnership, and Tenant, its successors and assigns, hereby waive all rights to proceed against any of the partners, or the officers, shareholders, or directors of any corporate partner of Landlord, except to the extent of their interest in the partnership. As used in this Article, the term "Landlord" shall mean only the owner or owners at the time in question of the fee title, vendee's interest under a real estate contract, or its interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer, and any funds in the hands of Landlord or the obligations thereafter to be performed ACCRUING; provided that nay ANY funds in the hands of Landlord
               ---------                    ----
or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during the respective period of ownership.

          16.21  FINANCING.  Tenant shall not execute any document purporting to
                 ---------
affect the Premises or any other property of which the Premises are a part, including, without limitation; any financing statement, without prior written consent of Landlord, which may be withheld or conditioned in Landlord's sole discretion.

          16.22  INABILITY TO PERFORM.  This Lease and the obligations of the
                 --------------------
Tenant hereunder shall not be effected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, force majeure, weather and acts of God, or any other cause beyond the reasonable control of the Landlord, and Landlord shall not be liable for any such delay.

     17.   COMPLETION BOND.  At any time, Tenant either desires to or is
           ---------------
required to make any repairs, alterations, additions, improvements or utility installations thereon, pursuant to Articles 7.5 or 9.2 herein or otherwise, Landlord may at its sole option, require Tenant, at Tenant's sole cost and expense, to obtain and provide to Landlord a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work.

     18.  NOTICES.  Wherever under this Lease provision is made for any demand,
          -------
notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, postage prepaid, addressed to the address set forth herein below:

          To Landlord:   SMITH COVE PARTNERSHIP, A WASHINGTON GENERAL
                         --------------------------------------------
                         PARTNERSHIP
                         --------------------------------------------

                         ROBERT M. CURLEY
                         --------------------------------------------
                         GENERAL PARTNER
                         --------------------------------------------
                         2021 FIRST AVENUE , #E-6
                         --------------------------------------------
                         SEATTLE, WA  98121
                         --------------------------------------------

          To Tenant:     SEATTLE FILMWORKS, INC.
                         --------------------------------------------
                         CASE H. KUEHN
                         --------------------------------------------
                         1260 16/TH/ AVENUE WEST
                         --------------------------------------------
                         SEATTLE, WA  98119
                         --------------------------------------------

     19.  HAZARDOUS AND TOXIC WASTE MATERIALS.  Tenant shall be responsible for
          -----------------------------------
all expenses, damages, liabilities, including reasonable attorneys' fees, occurring as a result of Tenant's use or release of any hazardous and toxic waste materials as they may affect the leased premises. "Release" means any spill, visible leak, pumping, pouring, explosion, emission, discharge, injection, escape, dumping, disposing or other entering into the environment of any substance, chemical, material, pollutant or contaminant at, in, by, from or related to the leased premises. Tenant's obligations in this regard shall survive and extend beyond the termination date of this lease. Whereby the statute of limitation for any indemnification action shall not begin to run until Landlord has sustained damage. Landlord is entitled to indemnity under the terms of this Agreement.

     20.  SPECIAL ARTICLES.  The following numbered articles are made a part
          ----------------
hereof, 21, 22, 23, and 24 and appear below or are shown on Exhibit(s) A
                        --                                             -
attached hereto.

     21.  REPAYMENT OF FREE RENT.  If this Lease provides for a postponement of
          -----------------------
any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent of "free" rent is called the "Abated Rent." Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only of Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession.

     21.  Lease Termination.  This Lease is conditioned upon executing a
          -----------------
satisfactory Lease Termination Agreement with Port Chatham Packing Company within fifteen (15) days of execution of this Agreement. If a Lease Termination Agreement is not fully executed by Port Chatham Packing Company and Smith Cove Partnership, this Lease Agreement shall be null and void and have no further effect.

     22.  Lease Renewal Options.
          ---------------------

          Option #1.  Provided Tenant is not in default hereunder at the time
          ---------
Tenant exercises the option provided for herein or at the time of commencement of the extension term, Tenant shall have the option to renew this Lease for an additional sixty (60) months commencing October 1, 2000 and continuing through September 30,

2005, by giving written notice of its intent to extend on or before January 1, 1999 2000. All provisions of this Lease shall apply during the extended term,
     ----
except that rental for the renewal period shall be mutually agreed by Landlord and Tenant, but in no event less than the last month's rental of this Lease. If after sixty (60) days from the date of written notice, rent is in dispute, then either party may by written notice delivered to the other party within five (5) days after the expiration of the 60 day period, request arbitration by a single arbitrator through the American Arbitration Association (in accordance with its rules) with the cost to be divided equally between the parties. Said arbitration shall be a "baseball type" arbitration (meaning Landlord and Tenant shall each submit to the arbitrator a written proposal for their estimate of fair market rental during the renewal period, and the arbitrator shall determine the rental closest to fair market rental for the renewal period by selecting one of the two proposals), which determination shall be binding upon both parties, and shall be completed prior to the commencement of the renewal term. If neither party gives notice of its desire to enter into arbitration within the five (5) day period, this option shall become null and void.

          Option #2.  Provided Tenant is not in default hereunder at the time
          ---------
Tenant exercises the option provided for herein or at the time of commencement of the extension term, Tenant shall have the option to renew this Lease for an additional sixty (60) months commencing October 1, 2005 and continuing through September 30, 2010, by giving written notice of its intent to extend on or before January 1, 2004 2005. All provisions of this Lease shall apply during
                       ----
the extended term, except that rental for the renewal period shall be mutually agreed by Landlord and Tenant, but in no event less than the last month's rental of Option #1. If after sixty (60) days from the date of written notice, rent is in dispute, then either party may by written notice delivered to the other party within five (5) days after the expiration of the 60 day period, request arbitration by a single arbitrator through the American Arbitration Association (in accordance with its rules) with the cost to be divided equally between the parties. Said arbitration shall be a "baseball type" arbitration (meaning Landlord and Tenant shall each submit to the arbitrator a written proposal for their estimate of fair market rental during the renewal period, and the arbitrator shall determine the rental closest to fair market rental for the renewal period by selecting one of the two proposals), which determination shall be binding upon both parties, and shall be completed prior to the commencement of the renewal term. If neither party gives notice of its desire to enter into arbitration within the five (5) day period, this option shall become null and void.

     23.  Right of Opportunity.  If Landlord decides during the term of this
          --------------------
Lease Agreement to sell the Premises, it shall afford Tenant the opportunity to purchase the Premises upon THE terms and conditions established TO BE OFFERED by
                           ----                                 --------------
Landlord, provided that Tenant is not then in default under any of the terms and conditions of this Lease Agreement. Tenant shall have ten (10) days after being notified of the terms and conditions imposed by Landlord upon sale of the Premises within which to notify Landlord of its election either to purchase said Premises or waive the right. Once having waived the right to purchase, the right granted Tenant hereunder shall terminate even though Landlord may thereafter desire to sell said Premises.

     24.  PAYMENT OF MANAGEMENT FEES.  IN CONJUNCTION WITH MONTHLY RENT
          -------------------------------------------------------------
PAYMENTS, TENANT SHALL PAY AS ADDITIONAL RENT A MANAGEMENT FEE OF TWO HUNDRED
-----------------------------------------------------------------------------
DOLLARS ($200).
---------------

     The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

Dated this 5th day of MARCH, 1997,
                      -----    --
at Seattle, Washington.

     "Landlord":    SMITH COVE PARTNERSHIP
                    ---------------------------------------------------
                    a WASHINGTON GENERAL PARTNERSHIP
                      -------------------------------------------------


                    By:  /s/ Robert M. Curley
                             Robert M. Curley
                    Title:   General Partner

                             ---------------


Dated this 5th day of MARCH, 1997,
                      -----    --
at Seattle, Washington.

     "Tenant":      SEATTLE FILMWORKS, INC.
                    -----------------------
                    a WASHINGTON CORPORATION
                      ----------------------


                    By:  /s/ Case H. Kuehn
                             Case H. Kuehn
                    Title:   Vice President & Chief Financial Officer
                             ----------------------------------------


STATE OF WASHINGTON                GENERAL PARTNERSHIP

COUNTY OF KING           }
                             ss.

     On this 5th day of March, A.D. 1997, before me personally appeared Robert
M. Curley to me known to be the General Partner of Smith Cove Partnership, a Washington General Partnership that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                    /s/ Stephanie Bonsanti

                  Notary Public in and for the State of Washington, residing at Kent, Washington.



STATE OF WASHINGTON      }         CORPORATE
                             ss.
COUNTY OF KING

     On this 5th day of March, A.D. 1997, before me personally appeared Case H. Kuehn to me known to be the Vice President and Chief Financial Officer of Seattle FilmWorks, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year first above written.

                                    /s/ Linda Marie Clay

     Notary Public in and for the State of Washington, residing at Redmond, Washington.